EXHIBIT 32.2

SECTION 1350
CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the accompanying Quarterly Report of Greene County Bancshares, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2003 (the “Report”), I, William F. Richmond, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Greene County Bancshares, Inc. and will be retained by Greene County Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	November 12, 2003	/s/ William F. Richmond
William F. Richmond
Senior Vice President and Chief Financial Officer